UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

Tidal Commodities Trust I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41900	92-6468665
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

234 West Florida Street

Suite 203

Milwaukee, WI 53204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 986-7700

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, no par value, of Hashdex Futures Bitcoin ETF, a series of the Registrant	DEFI	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 11, 2024, Tidal Investments LLC issued a press release which is attached hereto as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit.	Description

99.1	Press Release dated January 11, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDAL COMMODITIES TRUST I By: Tidal Investments LLC, as Sponsor

Date: January 11, 2024	By:	/s/ Guillermo Trias
Name: Guillermo Trias
Title: Chief Executive Officer of Tidal Investment LLC, as Sponsor